Other Liabilities-Non-Current	12 Months Ended
Feb. 01, 2014
Other Liabilities-Non-Current

17. Other liabilities—non-current

	February 1, 2014	February 2, 2013
(in millions)
Straight-line rent	$67.1	$65.6
Deferred compensation	25.0	18.5
Warranty reserve	12.4	11.6
Lease loss reserve	5.8	8.1
Other liabilities	11.4	7.5

Total other liabilities	$121.7	$111.3

A lease loss reserve is recorded for the net present value of the difference between the contractual rent obligations and the rate at which income is received or expected to be received from subleasing the properties.

	February 1, 2014	February 2, 2013
(in millions)
At beginning of period:	$8.1	$9.6
Adjustments, net	(1.6)	(1.1)
Utilization(1)	(0.7)	(0.4)

At end of period	$5.8	$8.1

(1)	Including the impact of foreign exchange translation between opening and closing balance sheet dates.

The cash expenditures on the remaining lease loss reserve are expected to be paid over the various remaining lease terms through 2023.